EXHIBIT 99.2

WaMu Mortgage Pass-Through Certificates
Series 2005-AR9 Marketing Materials

MTA Indexed Option ARMS

$[1,151,629,000] (Approximate, Subject to
+/- 10% Variance)

Washington Mutual Mortgage Securities Corp.
Depositor

Washington Mutual Bank
Servicer

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Preliminary Term Sheet	Date Prepared: June [27], 2005

WaMu Mortgage Pass-Through Certificates, Series 2005-AR9
$[1,351,629,000] (Approximate, Subject to +/- 10% Variance)
Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class (1)	PrincipalAmount(Approx.)	WAL (Yrs)ToCall/Mat (2)	Pmt Window(Mths)To Call/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings
A-1A	$690,977,000	2.85 / 3.13	1-92 / 1-479	Variable (3)	Senior	AAA/AAA
A-1B	$287,907,000	2.85 / 3.13	1-92 / 1-479	Variable (3)	Senior Mezz	AAA/AAA
A-1C1	$85,603,000	1.50 / 1.50	1-44 / 1-44	Variable (3)	Senior Mezz	AAA/AAA
A-1C2	$37,142,000	5.98 / 6.88	44-92 / 44-479	Variable (3)	Senior Mezz	AAA/AAA
A-1C3	$50,000,000	2.85 / 3.13	1-92 / 1-479	Variable (3)	Senior Mezz	AAA/AAA
A-2A	[$200,000,000]	Not Offered Hereby		Variable (4)	Senior	AAA/AAA
R	$100	Not Offered Hereby			Senior/Residual	AAA/AAA
X (5)	$[1,458,068,125]	Not Offered Hereby		Variable (5)	Senior IO/PO	AAA/AAA
B-1	$36,452,000	Not Offered Hereby		Variable (6)	Subordinate	NR/AA
B-2	$24,058,000			Variable (6)	Subordinate	NR/A
B-3	$15,310,000			Variable (6)	Subordinate	NR/BBB
B-4	$13,852,000	Privately Offered Certificates			Subordinate	NR/BB
B-5	$10,206,000				Subordinate	NR/B
B-6	$6,561,025				Subordinate	NR/NR
Total:	$[1,458,068,125]

(1) Distributions on the Class A-1A, Class A-2A, Class A-1B, Class A-1C1, Class A-1C2, Class A-1C3, Class X, Class R and Subordinate Certificates will be derived primarily from a pool of adjustable-rate mortgage loans (the “Mortgage Loans”).  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Windows for the Class A-1A, Class A-1B, Class A-1C1, Class A-1C2, and Class A-1C3 Certificates are shown to the Optional Call Date (as defined herein) and to Maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class A-1A, Class A-1B, Class A-1C1, Class A-1C2, and Class A-1C3 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (the margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap (as defined herein) and (iii) [10.50]%.

(4) On each Distribution Date, the Certificate Interest Rate for the Class A-2A Certificates will be equal to the least of (i) MTA plus the related margin and (ii) the related Net WAC Cap (as defined herein).

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

(5) The Class X Certificates will consist of one interest only component and one principal only component.  The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  The Class X Certificates will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess, if any, of the (i) weighted average Net Mortgage Rate of the Mortgage Loans for such Distribution Date over (ii) the product of (a) the weighted average of the annual Certificate Interest Rates of the Certificates (other than the Class X Certificates), adjusting for certificate interest rates on the Class A Certificates (other than the A2A Certificates) for an interest accrual period based on a year consisting of twelve thirty-day months and (b) a fraction, the numerator of which is the aggregate principal balance of the Certificates (excluding the principal balance of the principal only component of the Class X Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.   The principal only component of the Class X Certificates will have an initial principal balance equal to zero which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the principal only component of the Class X Certificates, as described herein.

(6) For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Transaction Summary:

Depositor: Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicer: Washington Mutual Bank (“WMB”).

Co-Lead Managers: WaMu Capital Corp. and Goldman Sachs & Co.

Trustee: Deutsche Bank National Trust Company

Rating Agencies: It is expected that the Senior Certificates will be rated by two of the following rating agencies [Moody’s, Fitch, or Standard & Poor’s] and assigned the credit ratings described on page 2 of this Preliminary Term Sheet.

Cut-off Date: July [1], 2005

Expected Pricing Date: On or about July [1], 2005.

Closing Date: On or about July [21], 2005.

Distribution Date: The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in [August] 2005.

Servicing Fee: [0.375]% per annum of the principal balance of each Mortgage Loans.

Certificates: The “Senior Certificates” will consist of the Class A-1A, Class A-2A, Class A-1B, Class A-1C1, Class A-1C2, and Class A-1C3 Certificates (the “Class A Certificates”) and the Class X and Class R Certificates.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates (other than the Class A-2A Certificates) are being offered herein and are referred to herein as the “Offered Certificates”).

Accrued Interest: The price to be paid by investors for the Class A (other than the Class A-2A Certificates) and Subordinate Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class A-2A and Class X Certificates will include [20] days of accrued interest.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Interest Accrual Period: The interest accrual period for the Class A Certificates (other than the Class A-2A Certificates) for a given Distribution Date will be the period beginning on the 25th day of the month immediately preceding the month during which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on an actual/360 basis). The interest accrual period for the Subordinate Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis). The interest accrual period for the Class A-2A and Class X Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration: The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment: It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility: The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment: The Class A and Class X Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination: The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Compensating Interest: Compensating interest paid by the Servicer with respect to the Mortgage Loans will equal the least of (a) any shortfall for the previous month in interest collections resulting from the timing of payoffs on the Mortgage Loans made from the 15th day of the calendar month before the Distribution Date to the last day of such month, (b) the sum of 1/12 of 0.050% of the aggregate Stated Principal Balance of the Mortgage Loans, any reinvestment income realized by the Servicer relating to payoffs on the Mortgage Loans made during the prepayment period, and interest payments on the payoffs received during the period of the 1st day through the 14th day of the month of the Distribution Date, as applicable and (c) 1/12 of 0.125% of the aggregate Stated Principal Balance of the Mortgage Loans.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Mortgage Loans: As of [June] 1, 2005, the aggregate principal balance of the mortgage loans described herein is anticipated to be approximately $[1,458,068,125] (the “Mortgage Loans”).  The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 15, 30 or 40 years.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after an initial fixed rate period of 1, 2, or 3 months) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the current minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the minimum monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Some of the Mortgage Loans were secured by one or more additional properties at origination.  The applicable loan-to-value ratio for those loans at origination was computed taking into account the value of all of the properties securing the loan.  Before any of these loans were included in the Mortgage Pool, the lien or liens on the additional properties securing the loan were released, and there was a partial prepayment of the original mortgage balance. The LTV ratios in the prospectus will reflect for each of these Mortgage Loans the release of those additional lien or liens and the partial principal prepayment.  Accordingly, for each of these Mortgage Loans, the LTV ratio is based upon the remaining outstanding principal balance as of the Cut-Off Date and upon the appraised value at origination of the remaining property securing the loan.  It is anticipated that less than [2]% of the pool will be comprised of these loans.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Credit Enhancement: Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [7.30]% total subordination.

Shifting Interest: Until the first Distribution Date occurring after [July] 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and the principal component of the Class X Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal payments (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
August 2005 – July 2015	0% Pro Rata Share
August 2015 – July 2016	30% Pro Rata Share
August 2016 – July 2017	40% Pro Rata Share
August 2017 – July 2018	60% Pro Rata Share
August 2018 – July 2019	80% Pro Rata Share
August 2019 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles from the initial credit enhancement, unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, and the principal component of the Class X Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in August 2008, the Subordinate Certificates will be entitled to 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in August 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

 In the event the current senior percentage (aggregate principal balance of the Class A and the principal component of the Class X Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Class A Certificates and the principal component of the Class X Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the Class A and the principal component of the Class X Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Net Mortgage Rate: The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate.

Net WAC Cap: The “Net WAC Cap” for the Class A Certificates (other than the Class A-2A Certificates) is equal to the weighted average of the Net Mortgage Rates of the related Mortgage Loans, adjusted on an actual/360 basis.

 The “Net WAC Cap” for the Class A-2A Certificates is equal to the weighted average of the Net Mortgage Rates of the related Mortgage Loans based on a 30/360 basis.

 The “Net WAC Cap” for the Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, adjusted for the initial distribution date by multiplying by a fraction, the numerator of which is 30, and the denominator is 34.

Carryover Shortfall Amount: If on any Distribution Date, one month LIBOR plus the related margin for the Class A  (other than the Class A-2A Certificates) or Class B Certificates is greater than the applicable Net WAC Cap, then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the lesser of one month LIBOR plus the related margin for such Class and [10.50]% (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related certificate rate and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class A Certificates (other than the Class A-2A Certificates) will be paid, pro rata, first, from payments made pursuant to the Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates).  The Carryover Shortfall Amount for the Subordinate Certificates will be paid pro-rata to the Class B1 to Class B6 Certificates from interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates and after such Carryover Shortfall payments to the Class A Certificates).

Adjusted Cap Rate: The “Adjusted Cap Rate” for any Distribution Date and any class of Class A Certificates is a rate, expressed as a fraction, the numerator of which is equal to the product of (i) the amount of interest distributions accrued on the Mortgage Loans on the basis of the weighted average Net Mortgage Rate, less the Net Deferred Interest and (ii) 12, and the denominator of which is the aggregate principal balance of the Mortgage Loans, as applicable, as of the first day of the month prior to such Distribution Date (after giving effect to payments due on such day)  multiplied by a ratio, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest period (except in case of  the Class A-2A Certificates in which the ratio will be 1).

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

 The “Adjusted Cap Rate” for any Distribution Date and the Subordinate Certificates is equal to the Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing (A) the weighted average of the Net Mortgage Rates by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date after giving effect to payments due on the Mortgage Loans on such day and (B) the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date after giving effect to payments due on the Mortgage Loans on such day.  For the Subordinate Certificates, the Adjusted Cap Rate for the initial distribution date will be adjusted by multiplying by a fraction, the numerator of which is 30, and the denominator is 34.

The “Adjusted Cap Rate” for any Distribution Date and the Class X Certificates shall equal the certificate interest rate for the Class X Certificates, computed for this purpose by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date after giving effect to payments due on the Mortgage Loans on such day, and (ii) computing the weighted average of the pass-through rates of the Certificates by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the class of certificates.

Deferred Interest: The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest: For the Mortgage Loans the “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over unscheduled principal payments, in each case for the related Mortgage Loans, and (b) zero. The amount of current interest on the Certificates will be reduced by the related Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

  For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in proportion to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Yield Maintenance Agreement: On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of each of the Class A Certificates (other than the Class A-2A Certificates).  The notional balance of the Yield Maintenance Agreement and the strike rates are in the tables below.  The payment pursuant to the YMA will be based on the lesser of the YMA scheduled notional balance and the actual aggregate principal balance of the Class A Certificates (other than the Class A-2A Certificates).  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [10.24%].  The Yield Maintenance Agreement will terminate after the Distribution Date in [January 2014].  Any payments received from the YMA will be used to pay Carryover Shortfall Amounts on the Class A Certificates (other than the Class A-2A Certificates), pro rata.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Yield Maintenance Agreement Schedule and Strike Rates
Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)
1	N/A	N/A	27	622,818,123	9.11761	53	344,003,271	9.11752	79	182,965,240	8.80785
2	1,120,854,370	8.80806	28	607,703,347	8.80800	54	336,510,872	8.80792	80	178,473,919	9.44839
3	1,095,682,047	9.11766	29	592,915,210	9.11760	55	329,174,436	8.80791	81	174,091,438	8.80785
4	1,071,047,073	8.80805	30	578,445,602	8.80800	56	321,870,300	9.80303	82	169,815,180	9.11744
5	1,046,936,128	9.11765	31	564,287,902	8.80799	57	314,609,272	8.80788	83	165,642,593	8.80785
6	1,023,336,402	8.80805	32	550,396,211	9.44854	58	307,413,064	9.11747	84	161,571,182	9.11744
7	1,000,237,375	8.80805	33	536,769,729	8.80799	59	300,184,048	8.80787	85	157,598,516	8.80785
8	977,568,116	9.80319	34	523,410,945	9.11758	60	292,972,818	9.11746	86	153,722,218	8.80785
9	955,327,072	8.80804	35	511,256,086	8.80798	61	285,820,980	8.80787	87	149,939,972	9.11744
10	933,517,757	9.11764	36	499,339,871	9.11758	62	278,841,856	8.80786	88	146,249,514	8.80784
11	912,091,001	8.80804	37	487,667,962	8.80798	63	272,031,303	9.11746	89	142,648,636	9.11744
12	891,062,674	9.11764	38	477,204,597	8.80798	64	265,385,277	8.80786	90	139,135,182	8.80784
13	870,442,326	8.80803	39	466,971,694	9.11757	65	258,899,832	9.11746	91	135,707,049	8.80784
14	850,269,078	8.80803	40	456,962,710	8.80797	66	252,571,114	8.80786	92	132,362,182	9.80297
15	830,532,537	9.11763	41	447,171,956	9.11757	67	246,395,363	8.80786	93	129,098,577	8.80784
16	811,220,533	8.80803	42	437,593,969	8.80797	68	240,368,908	9.80299	94	125,914,278	9.11743
17	792,322,463	9.11763	43	428,224,299	8.80796	69	234,488,164	8.80786	95	122,807,374	8.80784
18	773,828,130	8.80802	44	419,031,656	9.80310	70	228,749,635	9.11745	96	119,776,003	9.11743
19	755,729,187	8.80802	45	410,015,569	8.80796	71	223,149,907	8.80786	97	116,818,344	8.80783
20	737,968,572	9.80316	46	401,177,810	9.11755	72	217,685,646	9.11745	98	113,932,621	8.80783
21	720,545,162	8.80802	47	392,496,746	8.80795	73	212,353,600	8.80786	99	111,117,102	9.11743
22	703,461,916	9.11761	48	383,975,627	9.11755	74	207,150,594	8.80786	100	108,370,095	8.80783
23	686,679,313	8.80801	49	375,623,063	8.80794	75	202,073,529	9.11745	101	105,689,948	9.11742
24	670,210,269	9.11761	50	367,455,856	8.80794	76	197,119,378	8.80785	102	103,075,050	8.80783
25	654,062,604	8.80801	51	359,469,439	9.11754	77	192,285,190	9.11745
26	638,267,977	8.80801	52	351,653,811	8.80793	78	187,568,082	8.80785

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Allocation of Realized Losses: Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second, any realized losses remaining on the Mortgage Loans to the Class A Certificates and the principal only component of the Class X Certificates, on a pro-rata basis, until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class A Certificates allocation of realized losses will be allocated in the manner below:

 Concurrently to:

I.      Class A-2A Certificates until the class principal balances thereof have been reduced to zero, and

II.    Sequentially to:

a.     to the Class A-1C1, Class A-1C2 and Class A-1C3 Certificates pro rata until the class principal balances thereof have been reduced to zero,

b.     to the Class A-1B Certificates until its class principal balance has been reduced to zero,

c.     to the Class A-1A Certificates until its class principal balance has been reduced to zero.

Certificates Priority of Distributions: Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)    Senior Certificates, accrued and unpaid interest, pro rata, at the related Certificate Interest Rate, provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

2)    Class R Certificates until the principal balance of such class has been reduced to zero;

3)    Class A Certificates, principal, concurrently:

(a) to the Class A-1A Certificates, principal until its certificate principal balance is reduced to zero;

(b) to the Class A-2A Certificates, principal until its certificate principal balance is reduced to zero;

(c) to the Class A-1B Certificates, principal until its certificate principal balance is reduced to zero;

(d) to the Class A-1C1 and Class A-1C2 Certificates, sequentially, in that order, principal until their respective certificate principal balances are reduced to zero;

(e) to the Class A-1C3 Certificates, principal until its certificate principal balance is reduced to zero; and

(f) to the principal only component of the Class X Certificates until its certificate principal balance is reduced to zero;

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.
The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.
Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.
Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

4)    Class A Certificates (other than the Class A-2A Certificates), to pay the Carryover Shortfall Amount (after giving effect to payments received under the YMA), if any, to the extent of interest distributable to the Class X Certificates;

5)    Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate and Carryover Shortfall Amount, if any, to the extent of interest distributable on the Class X Certificates;

6)    Class B-1 Certificates, principal allocable to such Class;

7)    Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate and Carryover Shortfall Amount, if any, to the extent of interest distributable on the Class X Certificates;

8)    Class B-2 Certificates, principal allocable to such Class;

9)    Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate and Carryover Shortfall Amount, if any, to the extent of interest distributable on the Class X Certificates;

10) Class B-3 Certificates, principal allocable to such Class;

11) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and Carryover Shortfall Amount, if any, to the extent of interest distributable on the Class X Certificates, and their respective share of principal allocable to such Classes;

12) Class R Certificate, any remaining amount.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) have been prepared and furnished to you by WaMu Capital Corp.  The issuer of the securities did not participate in the preparation of these Computational Materials and the issuer has not independently verified their accuracy or completeness.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither WaMu Capital Corp. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website.  Although a registration statement (including the Base Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  The Computational Materials do not include all of the information required to be included in the final prospectus supplement.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. Trading Desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.

Please be advised that the securities herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

Tables

Class A-1A to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.653	3.653	3.653	3.653	3.653
WAL (yr)	5.83	4.77	2.85	2.32	1.65
MDUR (yr)	4.92	4.14	2.62	2.16	1.57
First Prin Pay	1	1	1	1	1
Last Prin Pay	182	151	92	75	54

Class A-1A to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.666	3.669	3.673	3.674	3.674
WAL (yr)	6.26	5.18	3.13	2.55	1.80
MDUR (yr)	5.14	4.37	2.80	2.33	1.68
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class A-1B to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.734	3.734	3.734	3.734	3.734
WAL (yr)	5.83	4.77	2.85	2.32	1.65
MDUR (yr)	4.90	4.13	2.61	2.16	1.56
First Prin Pay	1	1	1	1	1
Last Prin Pay	182	151	92	75	54

Class A-1B to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.750	3.754	3.760	3.761	3.761
WAL (yr)	6.26	5.18	3.13	2.55	1.80
MDUR (yr)	5.12	4.35	2.80	2.32	1.68
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

Tables

Class A-1C1 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.653	3.653	3.653	3.653	3.653
WAL (yr)	3.12	2.53	1.50	1.23	0.88
MDUR (yr)	2.87	2.36	1.44	1.19	0.86
First Prin Pay	1	1	1	1	1
Last Prin Pay	92	75	44	35	25

Class A-1C1 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.653	3.653	3.653	3.653	3.653
WAL (yr)	3.12	2.53	1.50	1.23	0.88
MDUR (yr)	2.87	2.36	1.44	1.19	0.86
First Prin Pay	1	1	1	1	1
Last Prin Pay	92	75	44	35	25

Class A-1C2 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.836	3.836	3.836	3.836	3.836
WAL (yr)	12.08	9.95	5.98	4.84	3.41
MDUR (yr)	9.54	8.17	5.29	4.38	3.17
First Prin Pay	92	75	44	35	25
Last Prin Pay	182	151	92	75	54
Class A-1C2 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.868	3.875	3.886	3.889	3.889
WAL (yr)	13.50	11.29	6.88	5.59	3.90
MDUR (yr)	10.24	8.90	5.90	4.92	3.56
First Prin Pay	92	75	44	35	25
Last Prin Pay	479	479	479	479	479

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

Class A-1C3 to Optional Call Date Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.765	3.765	3.765	3.765	3.765
WAL (yr)	5.83	4.77	2.85	2.32	1.65
MDUR (yr)	4.90	4.12	2.61	2.16	1.56
First Prin Pay	1	1	1	1	1
Last Prin Pay	182	151	92	75	54

Class A-1C3 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	3.782	3.786	3.792	3.794	3.794
WAL (yr)	6.26	5.18	3.13	2.55	1.80
MDUR (yr)	5.11	4.35	2.80	2.32	1.68
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class A Certificates will be equal to approximately [10.50]% for every Distribution Date thereafter until the first possible Optional Call Date.

(1)        Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)        Assumes proceeds from the related Yield Maintenance Agreement are included.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company